COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2021 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	26.0%
BANKS	5.7%
Bank of America Corp., 6.00%, Series GG(a)		30,935	$841,432
Bank of America Corp., 5.875%, Series HH(a)		22,936	625,923
Citigroup, Inc., 6.875% to 11/15/23, Series K(a),(b)		23,247	658,820
Dime Community Bancshares, Inc., 5.50%(a)		56,453	1,415,841
GMAC Capital Trust I, 5.983% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(c)		91,409	2,329,101
Merchants Bancorp/IN, 6.00%, Series C(a)		85,000	2,169,200
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series A(a),(b)		21,064	598,218
PNC Financial Services Group, Inc./The, 6.125% to 5/1/22, Series P(a),(b)		24,500	652,925
Regions Financial Corp., 5.70% to 5/15/29, Series C(a),(b)		82,939	2,295,752
Signature Bank/New York NY, 5.00%, Series a(a)		50,860	1,309,645
Synovus Financial Corp., 5.875% to 7/1/24, Series E(a),(b)		14,275	383,712
TCF Financial Corp., 5.70%, Series C(a)		36,350	945,100
Texas Capital Bancshares, Inc., 5.75%, Series B(a)		84,175	2,137,203
Wells Fargo & Co., 5.85% to 9/15/23, Series Q(a),(b)		16,742	448,686
Wells Fargo & Co., 5.625%, Series Y(a)		53,644	1,424,248

			18,235,806

ELECTRIC	2.0%
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73(b)		51,232	1,344,840
WESCO International, Inc., 10.625% to 6/22/25, Series A(a),(b)		162,000	4,986,360

			6,331,200

ELECTRIC—FOREIGN	0.4%
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(a)		53,732	1,374,465

FINANCIAL	3.5%
DIVERSIFIED FINANCIAL SERVICES	1.8%
Apollo Global Management, Inc., 6.375%, Series B(a)		30,000	803,400
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61		80,000	1,997,200
National Rural Utilities Cooperative Finance Corp., 5.50%, due 5/15/64, Series US		40,000	1,057,200
Synchrony Financial, 5.625%, Series A(a)		68,051	1,815,601

			5,673,401

INVESTMENT BANKER/BROKER	1.7%
Charles Schwab Corp./The, 4.45%, Series J(a)		86,400	2,165,616
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(b)		30,706	864,374
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b)		63,022	1,784,783
Morgan Stanley, 5.85% to 4/15/27, Series K(a),(b)		26,447	753,210

			5,567,983

TOTAL FINANCIAL			11,241,384

		Shares	Value
INDUSTRIALS—CHEMICALS	1.8%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(b)		80,171	$2,213,521
CHS, Inc., 6.75% to 9/30/24, Series 3(a),(b)		63,597	1,756,549
CHS, Inc., 7.50%, Series 4(a)		64,655	1,861,418

			5,831,488

INSURANCE	3.9%
LIFE/HEALTH INSURANCE	2.2%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a),(b)		49,323	1,415,570
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a),(b)		48,587	1,365,295
Athene Holding Ltd., 4.875%, Series D(a)		50,400	1,272,600
Brighthouse Financial, Inc., 5.375%, Series C(a)		88,800	2,362,080
Equitable Holdings, Inc., 5.25%, Series A(a)		21,541	566,097

			6,981,642

MULTI-LINE—FOREIGN	0.3%
PartnerRe Ltd., 6.50%, Series G (Bermuda)(a)		46,129	1,171,216

PROPERTY CASUALTY	1.0%
Assurant, Inc., 5.25%, due 1/15/61		32,754	842,433
Enstar Group Ltd., 7.00% to 9/1/28, Series D(a),(b)		79,150	2,276,354

			3,118,787

REINSURANCE	0.4%
Arch Capital Group Ltd., 5.45%, Series F(a)		46,846	1,229,239

TOTAL INSURANCE			12,500,884

INTEGRATED TELECOMMUNICATIONS SERVICES	2.2%
Telephone and Data Systems, Inc., 6.625%, Series UU(a)		82,867	2,201,776
United States Cellular Corp., 5.50%, due 3/1/70		101,200	2,578,576
United States Cellular Corp., 6.25%, due 9/1/69		84,400	2,203,684

			6,984,036

PIPELINES	1.6%
Energy Transfer Operating LP, 7.625% to 8/15/23, Series D(a),(b)		132,638	3,176,680
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(a),(b)		78,522	1,877,461

			5,054,141

		Shares	Value
PIPELINES—FOREIGN	0.3%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(b)		39,495	$1,041,088

REAL ESTATE	2.9%
DATA CENTERS	0.4%
QTS Realty Trust, Inc., 7.125%, Series A(a)		48,450	1,354,662

DIVERSIFIED	0.8%
Urstadt Biddle Properties, Inc., 5.875%, Series K(a)		100,000	2,476,000

OFFICE	1.2%
Brookfield Property Partners LP, 5.75%, Series A(a)		86,050	2,136,621
Brookfield Property Partners LP, 6.50%, Series A-1(a)		64,780	1,677,802

			3,814,423

RESIDENTIAL—SINGLE FAMILY	0.5%
American Homes 4 Rent, 6.25%, Series H(a)		56,700	1,525,230

TOTAL REAL ESTATE			9,170,315

UTILITIES	1.3%
GAS UTILITIES	1.0%
Sempra Energy, 5.75%, due 7/1/79		20,700	564,282
South Jersey Industries, Inc., 5.625%, due 9/16/79		84,000	2,143,680
Spire, Inc., 5.90%, Series A(a)		20,518	563,014

			3,270,976

MULTI-UTILITIES	0.3%
NiSource, Inc., 6.50% to 3/15/24, Series B(a),(b)		31,321	872,916

TOTAL UTILITIES			4,143,892

UTILITIES—FOREIGN	0.4%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(b)		42,335	1,161,249

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$79,487,389)			83,069,948

		Principal Amount		Value
PREFERRED SECURITIES—CAPITAL SECURITIES	110.6%
BANKS	30.2%
AgriBank FCB, 6.875% to 1/1/24(a),(b)		$26,000	†	$2,840,500
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(b)		3,352,000		3,660,116
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(b)		1,800,000		1,999,251
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b)		4,475,000		4,954,466
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b)		2,814,000		3,158,715
Bank of America Corp., 8.05%, due 6/15/27, Series B		1,815,000		2,342,704
Bank of New York Mellon Corp./The, 3.70% to 3/20/26, Series H(a),(b)		880,000		908,644
Citigroup Capital III, 7.625%, due 12/1/36		4,115,000		5,871,720
Citigroup, Inc., 3.875% to 2/18/26(a),(b)		4,680,000		4,669,844
Citigroup, Inc., 4.00% to 12/10/25, Series W(a),(b)		650,000		657,963
Citigroup, Inc., 5.00% to 9/12/24, Series U(a),(b)		1,589,000		1,641,119
Citigroup, Inc., 5.90% to 2/15/23(a),(b)		1,250,000		1,324,400
Citigroup, Inc., 5.95% to 1/30/23(a),(b)		1,243,000		1,304,520
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(b)		2,300,000		2,484,000
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(b)		2,775,000		3,177,375
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a),(b)		777,000		860,193
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(a),(b)		1,200,000		1,267,500
CoBank ACB, 6.125%, Series G(a)		5,000	†	518,750
CoBank ACB, 6.25% to 10/1/22, Series F(a),(b)		25,000	†	2,631,250
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b)		2,534,000		2,749,390
Comerica, Inc., 5.625% to 7/1/25(a),(b)		1,212,000		1,337,745
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A(d)		757,869		1,074,279
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144A(a),(b),(d)		1,850,000		2,023,438
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(b),(d)		50,000	†	5,500,000
Fifth Third Bancorp, 4.50% to 9/30/25, Series L(a),(b)		775,000		824,988
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%), 144A (FRN)(a),(c),(d)		1,537	†	1,283,395
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(a),(b)		1,480,000		1,602,100
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(a),(b)		1,440,000		1,502,928
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(a),(b)		1,398,000		1,559,120
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HH(a),(b)		408,000		413,100
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a),(b)		3,571,000		3,852,556
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b)		4,773,000		5,227,788
Regions Financial Corp., 5.75% to 6/15/25, Series D(a),(b)		620,000		684,325
Truist Financial Corp., 4.95% to 9/1/25, Series P(a),(b)		1,809,000		1,965,026
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a),b		1,700,000		1,857,760
Truist Financial Corp., 5.125% to 12/15/27, Series M(a),(b)		1,819,000		1,925,866

		Principal Amount	Value
Wells Fargo & Co., 3.90% to 3/15/26(a),(b)		$8,273,000	$8,360,073
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(b)		2,987,000	3,296,155
Wells Fargo & Co., 5.90% to 6/15/24, Series S(a),(b)		470,000	501,189
Wells Fargo & Co., 5.95%, due 12/15/36		1,712,000	2,282,471
Wells Fargo & Co., 7.95%, due 11/15/29, Series B		249,000	332,361

			96,429,083

BANKS—FOREIGN	41.8%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(a),(b),(e),(f)		800,000	957,181
Abanca Corp. Bancaria SA, 7.50% to 10/2/23 (Spain)(a),(b),(e),(f)		1,000,000	1,238,524
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)(a),(b),(d),(f)		600,000	700,431
Banco BPM SpA, 6.125% to 1/21/25 (Italy)(a),(b),(e),(f)		600,000	723,380
Banco BPM SpA, 6.50% to 1/19/26 (Italy)(a),(b),(e),(f)		400,000	496,393
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(a),(b),(e),(f)		800,000	953,970
Banco de Sabadell SA, 6.50% to 5/18/22 (Spain)(a),(b),(e),(f)		600,000	713,646
Banco do Brasil SA/Cayman, 9.00% to 6/18/24, 144A (Brazil)(a),(b),(d),(f)		1,000,000	1,094,230
Banco Santander SA, 7.50% to 2/8/24 (Spain)(a),(b),(e),(f)		1,600,000	1,763,817
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(b),(d)		3,100,000	3,374,949
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)(a),(b),(e),(f)		900,000	1,156,683
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(a),(b),(e),(f)		1,400,000	1,913,907
Bank of Montreal, 4.30% to 10/26/25, due 11/26/80 (Canada)(b)		1,000,000	832,084
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a),(b)		2,205,000	2,349,714
Barclays PLC, 5.875% to 9/15/24 (United Kingdom)(a),(b),(e),(f)		800,000	1,157,996
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a),(b),(f)		1,400,000	1,530,550
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(a),(b),(f)		1,000,000	1,555,777
Barclays PLC, 7.25% to 3/15/23 (United Kingdom)(a),(b),(e),(f)		800,000	1,192,488
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(a),(b),(e),(f)		1,400,000	1,474,375
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(b),(f)		3,400,000	3,775,609
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(b),(d),(f)		1,380,000	1,511,335
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)(a),(b),(d),(f)		400,000	416,040
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(a),(b),(d),(f)		765,000	887,105
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)(a),(b),(d)		975,000	1,046,707
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(b),(d),(f)		2,000,000	2,321,390
CaixaBank SA, 5.875% to 10/9/27 (Spain)(a),(b),(e),(f)		400,000	530,067
Commerzbank AG, 6.125% to 10/9/25 (Germany)(a),(b),(e),(f)		200,000	251,449
Commerzbank AG, 7.00% to 4/9/25 (Germany)(a),(b),(e),(f)		1,000,000	1,072,556

	Principal Amount	Value
Coventry Building Society, 6.875% to 9/18/24 (United Kingdom)(a),(b),(e),(f)	$400,000	$617,268
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(b),(d),(f)	1,900,000	2,110,320
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(b),(d),(f)	2,800,000	3,148,250
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(b),(d),(f)	650,000	785,281
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(a),(b),(d),(f)	2,200,000	2,227,500
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(b),(d),(f)	1,600,000	1,705,336
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(a),(b),(e),(f)	1,500,000	1,563,015
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(a),(b),(d),(f)	2,800,000	3,039,386
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(b),(d),(f)	3,000,000	3,179,580
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(b),(d),(f)	2,487,000	2,699,735
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(a),(b),(e),(f)	1,600,000	1,801,040
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(a),(b),(f)	600,000	651,000
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(a),(b),(e),(f)	400,000	416,250
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(b),(d)	930,000	1,527,990
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(a),(b),(f)	1,200,000	1,189,500
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(a),(b),(f)	2,200,000	2,413,950
HSBC Holdings PLC, 6.375% to 9/17/24 (United Kingdom)(a),(b),(f)	967,000	1,053,015
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(f)	2,800,000	3,089,450
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(b),(f)	4,500,000	5,054,062
ING Groep N.V., 4.875% to 5/16/29 (Netherlands)(a),(b),(e),(f)	600,000	608,208
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(a),(b),(f)	1,000,000	1,091,585
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(b),(f)	1,800,000	1,994,670
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(a),(b),(e),(f)	1,200,000	1,311,000
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)(a),(b),(e),(f)	1,000,000	1,042,924
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(a),(b),(d),(f)	1,400,000	1,592,500
Lloyds Banking Group PLC, 6.413% to 10/1/35, 144A (United Kingdom)(a),(b),(d)	600,000	757,077
Lloyds Banking Group PLC, 6.657% to 5/21/37, 144A (United Kingdom)(a),(b),(d)	1,097,000	1,419,842

	Principal Amount	Value
Lloyds Banking Group PLC, 6.75% to 6/27/26 (United Kingdom)(a),(b),(f)	$1,800,000	$2,026,521
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b),(f)	1,537,000	1,717,167
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a),(b),(f)	1,600,000	1,832,000
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)(a),(b),(d),(f)	1,200,000	1,291,998
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)(a),(b),(e),(f)	600,000	912,564
Natwest Group PLC, 5.125% to 5/12/27 (United Kingdom)(a),(b),(f)	600,000	871,090
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a),(b),(f)	1,400,000	1,539,580
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(b),(f)	1,800,000	2,114,496
Natwest Group PLC, 8.625% to 8/15/21 (United Kingdom)(a),(b),(f)	600,000	615,582
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(a),(b),(d),(f)	1,200,000	1,372,002
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)(b)	1,800,000	1,516,472
Societe Generale SA, 5.375% to 11/18/30, 144A (France)(a),(b),(d),(f)	1,400,000	1,443,750
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(a),(b),(d),(f)	3,160,000	3,526,244
Societe Generale SA, 7.375% to 9/13/21, 144A (France)(a),(b),(d),(f)	600,000	614,232
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(b),(d),(f)	2,800,000	3,111,920
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(a),(b),(d),(f)	1,600,000	1,877,200
Standard Chartered PLC, 4.75% to 1/14/31, 144A (United Kingdom)(a),(b),(d),(f)	1,200,000	1,196,550
Standard Chartered PLC, 6.00% to 7/26/25, 144A (United Kingdom)(a),(b),(d),(f)	400,000	435,540
Standard Chartered PLC, 7.014% to 7/30/37, 144A (United Kingdom)(a),(b),(d)	1,700,000	2,215,950
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(a),(b),(d),(f)	2,200,000	2,308,449
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(b),(d),(f)	1,350,000	1,463,724
Stichting AK Rabobank Certificaten, 2.188% (Netherlands)(a),(e)	1,692,775	2,577,268
Svenska Handelsbanken AB, 4.375% to 3/1/27 (Sweden)(a),(b),(e),(f)	600,000	625,846

		Principal Amount	Value
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(a),(b),(e),(f)		$600,000	$629,256
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)(a),(b),(e),(f)		200,000	219,750
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a),(b),(e),(f)		2,000,000	2,261,852
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(a),(b),(d),(f)		3,400,000	3,736,889
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a),(b),(e),(f)		1,100,000	1,256,750
UBS Group AG, 7.125% to 8/10/21 (Switzerland)(a),(b),(e),(f)		400,000	408,101
UniCredit SpA, 8.00% to 6/3/24 (Italy)(a),(b),(e),(f)		2,200,000	2,459,875

			133,260,705

ELECTRIC	2.9%
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(b)		900,000	974,250
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a),(b)		1,360,000	1,435,208
Sempra Energy, 4.875% to 10/15/25(a),(b)		4,400,000	4,719,000
Southern California Edison Co., 6.25% to 2/1/22, Series E(a),(b)		1,000,000	1,024,553
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series B(b)		945,000	999,574

			9,152,585

FINANCIAL	4.7%
CREDIT CARD	0.2%
Discover Financial Services, 6.125% to 6/23/25, Series D(a),(b)		500,000	556,875

DIVERSIFIED FINANCIAL SERVICES	0.3%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144A(b),(d)		878,000	905,438

INVESTMENT ADVISORY SERVICES—FOREIGN	0.5%
AerCap Global Aviation Trust, 6.50% to 6/15/25, due 6/15/45, 144A (Ireland)(b),(d)		900,000	939,375
Julius Baer Group Ltd., 4.875% to 10/8/26 (Switzerland)(a),(b),(e),(f)		600,000	623,394

			1,562,769

INVESTMENT BANKER/BROKER	3.7%
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a),(b)		7,356,000	7,483,259
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(a),(b)		1,089,000	1,071,848
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(a),(b)		3,118,000	3,452,156

			12,007,263

TOTAL FINANCIAL			15,032,345

FOOD	0.7%
Land O’ Lakes, Inc., 7.00%, 144A(a),(d)		1,100,000	1,108,079
Land O’ Lakes, Inc., 7.25%, 144A(a),(d)		1,190,000	1,234,625

			2,342,704

		Principal Amount	Value
INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.2%
General Electric Co., 3.514% (3 Month US LIBOR + 3.33%), Series D (FRN)(a),(c)		$786,000	$743,752

INSURANCE	16.8%
LIFE/HEALTH INSURANCE	5.9%
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(a),(b)		2,300,000	2,438,000
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(d)		2,273,000	3,164,584
MetLife, Inc., 3.85% to 9/15/25, Series G(a),(b)		1,290,000	1,335,150
MetLife, Inc., 5.875% to 3/15/28, Series D(a),(b)		700,000	778,750
MetLife, Inc., 9.25%, due 4/8/38, 144A(d)		3,909,000	5,736,410
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(b)		1,075,000	1,146,152
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(b)		1,214,000	1,301,733
SBL Holdings, Inc., 7.00% to 5/13/25, 144A(a),(b),(d)		1,480,000	1,428,200
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(b)		1,270,000	1,360,637

			18,689,616

LIFE/HEALTH INSURANCE—FOREIGN	2.5%
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)(a),(b),(d)		1,493,000	1,655,364
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25 (Japan)(a),(b),(e)		1,620,000	1,790,100
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(a),(b),(e)		1,951,000	2,160,732
Legal & General Group PLC, 5.625% to 3/24/31 (United Kingdom)(a),(b),(e),(f)		400,000	602,886
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(a),(b),(e),(f)		400,000	422,800
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)(a),(b),(e),(f)		800,000	1,259,224

			7,891,106

MULTI-LINE	2.0%
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9(b)		1,155,000	1,290,713
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58(b)		2,772,000	3,857,013
Hartford Financial Services Group, Inc./The, 2.319% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)(c),(d)		1,400,000	1,347,468

			6,495,194

		Principal Amount	Value
MULTI-LINE—FOREIGN	1.2%
AXA SA, 6.379% to 12/14/36, 144A (France)(a),(b),(d)		$1,900,000	$2,634,093
AXA SA, 8.60%, due 12/15/30 (France)		700,000	1,070,668

			3,704,761

PROPERTY CASUALTY	2.1%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(b)		1,805,000	2,062,212
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(b)		1,770,000	1,860,713
Markel Corp., 6.00% to 6/1/25(a),(b)		1,745,000	1,899,869
PartnerRe Finance B LLC, 4.50% to 4/1/30, due 10/1/50(b)		1,035,000	1,057,304

			6,880,098

PROPERTY CASUALTY—FOREIGN	2.4%
Athora Netherlands NV, 6.25% to 11/16/22 (Netherlands)(a),(b),(e)		2,400,000	2,519,976
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(b),(e)		1,400,000	1,407,245
Mitsui Sumitomo Insurance Co., Ltd., 4.95% to 3/6/29, 144A (Japan)(a),(b),(d)		900,000	1,027,395
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)(a),(b),(d)		1,400,000	1,510,250
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(b),(e)		1,151,000	1,288,918

			7,753,784

REINSURANCE	0.7%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(b)		2,080,000	2,134,600

TOTAL INSURANCE			53,549,159

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.5%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(b)		1,304,000	1,574,044

OIL & GAS—FOREIGN	2.5%
BP Capital Markets PLC, 4.25% to 3/22/27 (United Kingdom)(a),(b),(e)		600,000	879,599
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(a),(b)		1,470,000	1,558,641
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(a),(b)		5,272,000	5,660,810

			8,099,050

		Principal Amount	Value
PIPELINES	0.1%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series G(a),(b)		$466,000	$455,189

PIPELINES—FOREIGN	5.5%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(b)		3,400,000	3,646,500
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(b)		1,724,000	1,842,170
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b)		1,970,000	2,065,835
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(b)		4,257,000	4,565,632
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b)		4,807,000	5,244,474

			17,364,611

REAL ESTATE—RETAIL—FOREIGN	1.6%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(b),(d)		2,500,000	2,631,250
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(b),(d)		2,500,000	2,604,250

			5,235,500

UTILITIES	3.1%
ELECTRIC UTILITIES	0.8%
Edison International, 5.375% to 3/15/26, Series A(a),(b)		2,320,000	2,357,816

ELECTRIC UTILITIES—FOREIGN	2.1%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)		4,855,000	5,526,228
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(b),(d)		1,097,000	1,278,005

			6,804,233

GAS UTILITIES	0.2%
South Jersey Industries, Inc., 5.02%, due 4/15/31		610,000	617,087

			Value
TOTAL UTILITIES			$9,779,136

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$328,539,110)			353,017,863

		Shares
SHORT-TERM INVESTMENTS	0.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%(g)		1,538,801	1,538,801

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,538,801)			1,538,801

PURCHASED OPTION CONTRACTS (Premiums paid—$488,631)	0.2%		498,867
TOTAL INVESTMENTS IN SECURITIES(h) (Identified cost—$410,053,931)	137.3%		438,125,479
WRITTEN OPTION CONTRACTS	(0.1)		(270,576)
LIABILITIES IN EXCESS OF OTHER ASSETS	(37.2)		(118,818,871)

NET ASSETS (Equivalent to $26.55 per share based on 12,017,308 shares of common stock outstanding)	100.0%		$319,036,032

Over-the-Counter Option Contracts

Purchased Options Interest Rate Swaptions
Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount[i]	Premiums Paid	Value
Option to receive 3-month LIBOR Quarterly, Pay 1.75% Semiannually, maturing 9/21/31	Goldman Sachs International	1.75%	9/17/21	$12,906,000	$256,789	$356,580

Equity Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[j]	Premiums Paid	Value
Put—iShares iBoxx Investment Grade Corporate Bond ETF	Goldman Sachs International	$128.00	9/17/21	430	$5,592,150	$178,450	$125,276
Put—iShares Preferred & Income Securities ETF	Goldman Sachs International	38.00	4/16/21	945	3,628,800	53,392	17,011
				1,375	$9,220,950	$231,842	$142,287

Written Options Interest Rate Swaptions
Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount[i]	Premiums Received	Value
Option to pay 3-month LIBOR Quarterly, Receive 2.00% Semiannually, maturing 9/21/31	Goldman Sachs International	2.00%	9/17/21	$(12,906,000)	$(149,683)	$(210,355)

Equity Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[j]	Premiums Received	Value
Put—iShares iBoxx Investment Grade Corporate Bond ETF	Goldman Sachs International	$121.00	9/17/21	(430)	$(5,592,150)	$(74,351)	$(58,366)
Put—iShares Preferred & Income Securities ETF	Goldman Sachs International	37.00	4/16/21	(945)	(3,628,800)	(17,010)	(1,855)
				(1,375)	$(9,220,950)	$(91,361)	$(60,221)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)[k]	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 30,000,000	0.548%	Monthly	0.106%	Monthly	9/15/25	$351,736	$—	$351,736
39,000,000	1.280	Monthly	0.109	Monthly	2/3/26	(715,456)	(4,041)	(719,497)
40,000,000	0.930	Monthly	0.106	Monthly	9/15/27	785,862	—	785,862

						$422,142	$(4,041)	$418,101

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	2,994,089	USD	2,354,528	4/5/21	$(28,016)
Brown Brothers Harriman	USD	2,381,307	CAD	2,994,089	4/5/21	1,237
Brown Brothers Harriman	EUR	761,500	USD	911,987	4/6/21	18,976
Brown Brothers Harriman	EUR	3,283,762	USD	3,969,346	4/6/21	118,478
Brown Brothers Harriman	EUR	6,831,263	USD	8,257,494	4/6/21	246,472
Brown Brothers Harriman	GBP	128,243	USD	178,657	4/6/21	1,861
Brown Brothers Harriman	GBP	1,800,741	USD	2,510,575	4/6/21	28,075
Brown Brothers Harriman	GBP	6,021,501	USD	8,395,117	4/6/21	93,880
Brown Brothers Harriman	USD	8,922,028	EUR	7,592,763	4/6/21	(17,995)
Brown Brothers Harriman	USD	325,208	EUR	269,002	4/6/21	(9,749)
Brown Brothers Harriman	USD	206,690	EUR	171,351	4/6/21	(5,747)
Brown Brothers Harriman	USD	2,590,522	EUR	2,204,568	4/6/21	(5,225)

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	USD	307,453	EUR	258,193	4/6/21	$(4,670)
Brown Brothers Harriman	USD	275,854	EUR	231,520	4/6/21	(4,350)
Brown Brothers Harriman	USD	178,599	EUR	149,128	4/6/21	(3,716)
Brown Brothers Harriman	USD	1,577,934	GBP	1,137,293	4/6/21	(10,062)
Brown Brothers Harriman	USD	8,310,514	GBP	6,021,501	4/6/21	(9,278)
Brown Brothers Harriman	USD	191,822	GBP	138,108	4/6/21	(1,427)
Brown Brothers Harriman	USD	902,036	GBP	653,583	4/6/21	(1,007)
Brown Brothers Harriman	CAD	3,008,418	USD	2,392,627	5/4/21	(1,429)
Brown Brothers Harriman	EUR	2,199,152	USD	2,585,477	5/4/21	5,033
Brown Brothers Harriman	EUR	7,719,156	USD	9,075,180	5/4/21	17,667
Brown Brothers Harriman	GBP	657,380	USD	907,303	5/5/21	950
Brown Brothers Harriman	GBP	5,954,318	USD	8,218,031	5/5/21	8,608

						$438,566

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note:	Percentages indicated are based on the net assets of the Fund.
†	Represents shares.
a	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
b	Security converts to floating rate after the indicated fixed-rate coupon period.
c	Variable rate. Rate shown is in effect at March 31, 2021.
d

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $99,225,330 which represents 31.1% of the net assets of the Fund, of which 0.0% are illiquid.

e

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $47,262,273 which represents 14.8% of the net assets of the Fund, of which 0.0% are illiquid.

f

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $118,550,956 which represents 37.2% of the net assets of the Fund (26.5% of the managed assets of the Fund).

g	Rate quoted represents the annualized seven-day yield.
h	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.
i	Represents the notional amount of the underlying swap contract.
j	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
k	Based on 1 month LIBOR. Represents rates in effect at March 31, 2021.

Country Summary	% of Managed Assets
United States	53.1
United Kingdom	13.5
Canada	7.0
France	5.9
Switzerland	5.1
Netherlands	2.5
Australia	2.2
Japan	1.5
Italy	1.5
Spain	1.4
Ireland	0.9
Hong Kong	0.8
Other (includes short-term investments)	4.6

100.0

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

• Level 1 — quoted prices in active markets for identical investments
• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of March 31, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value:
Banks	$18,235,806	$16,066,606	$2,169,200	$—
Electric	6,331,200	4,986,360	1,344,840	—
Financial	11,241,384	9,075,768	2,165,616
Other Industries	47,261,558	47,261,558	—	—
Preferred Securities—Capital Securities	353,017,863	—	353,017,863	—
Short-Term Investments	1,538,801	—	1,538,801	—
Purchased Option Contracts	498,867	—	498,867	—

Total Investments in Securities(a)	$438,125,479	$77,390,292	$360,735,187	$—

Interest Rate Swap Contracts	$1,137,598	$—	$1,137,598	$—
Forward Foreign Currency Exchange Contracts	541,237	—	541,237	—

Total Derivative Assets(a)	$1,678,835	$—	$1,678,835	$—

Interest Rate Swap Contracts	$(719,497)	$—	$(719,497)	$—
Written Option Contracts	(270,576)	—	(270,576)	—
Forward Foreign Currency Exchange Contracts	(102,671)	—	(102,671)	—

Total Derivative Liabilities(a)	$(1,092,744)	$—	$(1,092,744)	$—

(a) Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the three months ended March 31, 2021:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$22,126,950	$22,126,950	$111,000,000	$26,247,051

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month-end. For the period, this represents one month for both purchased and written option contracts.

(b)

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.